UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 12, 2016 (May 12, 2016)

Date of Report (Date of earliest event reported)

HCP, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-08895	33-0091377
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1920 Main Street, Suite 1200

Irvine, CA 92614

(Address of principal executive offices) (Zip Code)

(949) 407-0700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)       Appointment of Certain Officers

Election of Executive Vice President and Chief Financial Officer

On May 12, 2016, HCP, Inc., a Maryland corporation (“HCP”), announced that its Board of Directors (the “Board”) elected Thomas M. Herzog, 53, to serve as Executive Vice President and Chief Financial Officer, effective June 27, 2016.  Mr. Herzog previously served in the same position with HCP from April 2009 through May 2011.

Mr. Herzog has served as Senior Vice President and Chief Financial Officer of UDR, Inc., an S&P 500 company and a leading multifamily real estate investment trust (NYSE:UDR), since January 2013.  From 2011 until he joined UDR, Inc., Mr. Herzog was the Chief Financial Officer of Amstar, a Denver-based privately-held real estate investment company.  From 2004 until he joined HCP in April 2009, as noted above, Mr. Herzog was the Executive Vice President and Chief Financial Officer of Apartment Investment and Management Company (NYSE:AIV) (“AIMCO”), a leading multifamily real estate investment trust.  He joined AIMCO as Senior Vice President and Chief Accounting Officer in 2004. From 2000 to 2004, Mr. Herzog was with GE Capital Real Estate, where he held the position of Chief Accounting Officer and Global Controller from 2002 to 2004 and Chief Technical Advisor from 2000 to 2002.  Prior to that time, Mr. Herzog worked at Deloitte & Touche LLP for ten years.  Mr. Herzog currently serves as a member of the Board of Directors of Tier REIT (NYSE:TIER), an office property real estate investment trust.

The material terms of Mr. Herzog’s compensation are summarized as follows:

•                 Base Salary and Bonus.  Mr. Herzog will receive an annual base salary of $650,000, subject to annual review.  He will also be eligible for an annual bonus with a target amount of $1,300,000, which will not be prorated based on the portion of the year during which he serves as an employee of HCP.  The actual amount of the annual bonus will be determined by the Compensation Committee of the Board (the “Compensation Committee”), based on the achievement of the same performance targets and other terms and conditions applicable to other senior executives generally under HCP’s annual short-term incentive plan.

•                 Initial Equity Award.  In connection with his hiring, Mr. Herzog will receive a one-time grant of restricted stock units with an aggregate grant date fair value of $4,000,000 (the “Initial Equity Award”).  A total of 50% of the Initial Equity Award is subject to both the satisfaction of certain performance criteria, as determined and approved by the Compensation Committee, and Mr. Herzog’s continued employment through vesting dates that occur ratably over a three-year period following the grant date. The remaining 50% of the Initial Equity Award is subject to ratable vesting over a three-year period following the grant date based on Mr. Herzog’s continuing employment on the applicable vesting date.

•                 Annual Equity Award.  Beginning in 2017, Mr. Herzog will be eligible for an annual equity award with a target aggregate grant date fair value of $1,300,000 (the “Annual Equity Award”).  The Annual Equity Award will be subject to the same vesting criteria and other terms and conditions applicable to other senior executives generally under HCP’s 2017 long-term incentive plan, as determined by the Compensation Committee.

•                 Severance Terms.  Mr. Herzog will be eligible to participate in both HCP’s Executive Severance Plan (“Severance Plan”) and HCP’s Executive Change in Control Severance Plan (“CIC Plan”).  The material terms of the Severance Plan are described under Part II, Item 5 (Other Information) in HCP’s Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission (“SEC”) on May 9, 2016, and are incorporated herein by reference. The material terms of the CIC Plan are described under the heading “Change in Control Severance Plan” in HCP’s 2016 Proxy Statement, filed with the SEC on March 17, 2016, and under Part II, Item 5 (Other Information) in HCP’s Quarterly Report on Form 10-Q, filed with the SEC on May 9, 2016, as applicable, and are incorporated herein by reference.

•                 Other Benefits.  Mr. Herzog will be eligible to participate in the health, welfare and other benefits plans and arrangements as generally made available to HCP’s other executive vice presidents.  HCP will also reimburse Mr. Herzog for up to $150,000 of relocation expenses, and he will be entitled to 19 vacation days per year.

There are no family relationships involving Mr. Herzog that would require disclosure under Item 401(d) of Regulation S-K.  There are no current or proposed transactions in which he or any member of his immediate family has, or will have, a direct or indirect material interest that would require disclosure under Item 404(a) of Regulation S-K.

Election of Interim Principal Financial Officer

On May 12, 2016, the Board also elected Scott A. Anderson, the Company’s Executive Vice President and Chief Accounting Officer, as HCP’s principal financial officer on an interim basis.  Mr. Anderson will serve as interim principal financial officer effective upon Timothy M. Schoen’s final day of employment with HCP (which, as previously disclosed, is expected to be May 22, 2016), and continuing until Mr. Herzog’s first day of employment with HCP.

Mr. Anderson, 54, has been HCP’s Executive Vice President and Chief Accounting Officer since January 2016.  He has been with HCP since 2009, most recently as Senior Vice President and Chief Accounting Officer from July 2009 to January 2016.  Prior to joining HCP, Mr. Anderson spent eight years with AIMCO, most recently as its Senior Vice President of Financial Risk Management.  He has over 25 years of financial and accounting experience.  Mr. Anderson’s leadership roles and experience include the oversight of accounting, tax, and financial planning and analysis, as well as information technology business functions.

Mr. Anderson will not receive any additional compensation for his service as interim principal financial officer.  There are no family relationships involving Mr. Anderson that would require disclosure under Item 401(d) of Regulation S-K.  There are no current or proposed transactions in which he or any member of his immediate family has, or will have, a direct or indirect material interest that would require disclosure under Item 404(a) of Regulation S-K.

Item 7.01                                           Regulation FD Disclosure.

On May 12, 2016, HCP issued a press release announcing Mr. Herzog’s election as Executive Vice President and Chief Financial Officer, as noted in Item 5.02 above.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information set forth in this Item 7.01 and the related information in Exhibit 99.1 attached hereto are being furnished to, and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing with, the SEC under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference therein.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

No.	Description
99.1	Press Release, dated May 12, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2016	HCP, Inc.
(Registrant)

	By:	/s/ Troy E. McHenry
Troy E. McHenry
Executive Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

No.	Description
99.1	Press Release, dated May 12, 2016.